SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) June 5, 2002

THE SPORTS CLUB COMPANY, INC.

Delaware (State or other jurisdiction of incorporation)	1-13290 (Commission File Number)	95-4479735 (I.R.S. Employer Identification No.)

11100 Santa Monica Boulevard, Suite 300 Los Angeles, California (address of principal executive offices)	90025 (Zip Code)

Registrant’s telephone number, including area code (310) 479-5200

(Former name or former address, if changed since last report.) Not applicable

Index of Exhibits on Page 2

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signature
EXHIBIT 99.1

Item 5.        Other Events

On June 5, 2002, the Company’s Board of Directors unanimously elected George J. Vasilakos as a member of the Board to fill the vacancy created when the Board of Directors was increased in size from six to seven members.

Item 7.        Financial Statements and Exhibits

(c)	Exhibits

99.1	Company Press Release dated June 10, 2002.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

THE SPORTS CLUB COMPANY, INC.

By:	/s/ Timothy O’Brien

Timothy O’Brien Chief Financial Officer June 13, 2002